Exhibit 10.14(a)

                               PROMISSORY NOTE

$1,500,000                                             Milford, New Hampshire
                                                       August 29, 1996

     FOR VALUE RECEIVED, the undersigned, Stocker & Yale, Inc., a Massachusetts corporation, with a principal place of business at 32 Hampshire Road, Salem, Rockingham County, New Hampshire (the "Borrower"), unconditionally promises to pay to the order of PRIMARY BANK, a New Hampshire bank having its principal office at 35 Main Street, Peterborough, New Hampshire (the "Bank"), at such office or other place as the Bank or other holder hereof (the "Holder") may from time to time direct in writing, in lawful money which, at the time or times of payment, is the legal tender for public and private debts in the United States of America, the principal sum of One Million Five Hundred Thousand and NO/100 Dollars ($1,500,000.00), plus interest thereon, in the manner and at the rate hereinafter set forth.

     1.   Definitions.
          ------------

     As used herein:

     "Business Day" means a day on which banks are open for business in Peterborough, New Hampshire.

     "Default Rate" means the optional rate of interest which the Holder may charge following the occurrence of an Event of Default and failure by Borrower to cure within the applicable grace period, if any, and shall equal the contract rate under this Note plus 3.00 per cent per annum.

     "Indebtedness" means the principal sum of $1,500,000.00, or so much thereof as may be outstanding from time to time, together with interest thereon at the rate stated herein, and any other amounts which may become due and payable under this Note or any other Loan Document.


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


     "Loan Documents" means this Note, the Mortgage and Security Agreement dated August 29, 1996 (the "Security Agreement") between the Borrower and the Bank, the Collateral Assignment of Leases and Rents, and any other instrument or document evidencing, securing, or otherwise delivered to the Bank in connection with the obligations hereunder.

     2.   Interest Rate.
          -------------

     Interest shall be payable on the loan amount at an initial interest rate of 9.25% (nine and one-quarter percent) per annum until August 29, 1999. On August 29, 1999 and every August 29 thereafter ("Adjustment Date"), the interest rate shall thereafter be calculated in the following manner: The interest rate will be adjusted to the Prime Rate as established by the Bank of Boston on the adjustment date, plus one percent (1.00%).

     3.   Term; Payments of Principal and Interest.
          ----------------------------------------

     The term of this Note shall be for a period of one hundred eighty (180) months commencing from the date first above written (the "Term"). During the Term, Borrower shall make monthly payments of principal and interest commencing September 29, 1996, and continuing on the same day of each month thereafter (the "Payment Date"), for one hundred eighty (180) consecutive months. The first thirty-six (36) monthly payments shall be in the amount of Fifteen Thousand Four Hundred Thirty-Seven and 90/100 Dollars ($15,437.90) each (based on a 180 month amortization schedule). Subsequent monthly payments shall be in the amount necessary to amortize the loan over the stated amortization period in the manner and with the rate of interest as set forth herein. The final payment shall be in the amount of the entire unpaid principal balance and any accrued interest.

     4.   Interest Basis.
          --------------

     Interest on the outstanding principal balance of the Indebtedness, as set forth above, shall be calculated for actual days elapsed on the basis of a 365 day year.

     5.   Method of Payment.
          -----------------

     All payments of interest and principal hereunder shall be made to the Bank at the address specified above or such other address as indicated by the Bank or any other Holder of this Note. Whenever any payment hereunder becomes due on a day which is not a Business Day, the





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maturity thereof shall be extended to the next succeeding Business Day and interest thereon shall accrue at the applicable rate during such extension.

     6.   Prepayment.
          ----------

     The Borrower shall have the right to prepay the whole or any part of the outstanding principal balance of the Indebtedness on any date during the Term, provided that any partial prepayment shall not affect Borrower's obligation to continue to make the regularly scheduled monthly payments.

     7.   Collateral.
          ----------

     Payment of the principal and the interest of this Note and all other sums which may become due and payable hereunder and the performance of all other obligations set forth hereunder, are secured by and entitled to the benefits of the Security Agreement and Collateral Assignment of Leases and Rents.

     8.   Right to Set-Off.
          ----------------

     The Borrower hereby grants the right to set-off and apply from time to time hereafter and without demand or notice of any nature, all, or any portion, of deposits, credits and other property, now or hereafter due from the Bank against the Indebtedness, whether the Collateral (as defined hereinabove) is deemed adequate or not.

     9.   Events of Default.
          -----------------

     Any of the following shall constitute an Event of Default hereunder:

     a) The failure of the Borrower to make any payment required under the terms of this Note within a period of seven (7) days after each Payment Date; and the expiration of five (5) days after written notice of such late payment is mailed by Bank to Borrower (Borrower's receipt or failure to receive such notice shall not be a condition of this notice requirement) as provided herein, during which period Borrower shall have the right to cure such default;

     b) The occurrence of any Event of Default as specified in any Loan Document, including, but not limited to, the occurrence of any breach of the covenants of Borrower under the Mortgage Deed and Security Agreement dated August 29, 1996, between Holder and Borrower; and the expiration of ten (10) days after written notice of such late payment is mailed by Bank to Borrower (Borrowers receipt or failure to receive such notice shall not be a condition of this notice


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requirement) as provided herein, during which period Borrower shall have the right to cure such default;

   10. Remedies on Default.
       --------------------

     Upon the occurrence of any Event of Default and the expiration of any applicable grace periods (and at the option of any Holder of this Note which may be exercised immediately or at any time thereafter so long as the Event of Default continues), all obligations of the Borrower represented and hereby shall become immediately due and payable without notice or demand and such Holder shall then have, in any jurisdiction where enforcement thereof is sought, in addition to all other rights and remedies provided herein or in any other Loan Document or other instrument given by the Borrower to the Bank to secure this Note, the rights and remedies of a secured party under the Uniform Commercial Code as enacted in the State of New Hampshire and (to the extent applicable) all other rights and remedies available at law or in equity.

   11. Default Rate.
       -------------

     Upon the occurrence of an Event of Default and failure by Borrower to cure within the applicable grace period, if any, this Note at the Holder's election shall bear interest at the Default Rate until the default is cured to the Holder's satisfaction. In any event, the Note shall bear interest at the Default Rate from and after maturity, whether or not resulting from acceleration.

   12. Late Charge.
       ------------

     As to any monthly payment or portion thereof not received by the Holder within seven (7) days after each Payment Date, the Borrower shall pay an additional charge of five percent (5%) of the amount of such payment so delinquent.

   13. No Rights of Set-Off by Borrower.
       --------------------------------

     No payment of principal hereof or interest hereon shall be subject to set-off, reduction or recoupment by Borrower for any cause whatsoever relating to or based on dealings between Borrower and the Bank or any subsequent Holder.



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   14. Cost of Collection.
       -------------------

     Should the Indebtedness or any part thereof be collected by action at law, or in bankruptcy, receivership or other court proceedings, or should this Note be placed in the hands of an attorney for collection after default, whether or not suit is filed hereon Borrower agrees to pay, upon demand by the Holder, in addition to principal and interest and other sums, if any, due and payable hereon, court costs and reasonable attorney's fees and other collection charges.

   15. Application of Payment.
       -----------------------

     Every payment hereunder shall be applied first to costs of collection; second to amounts (other than principal and interest) due hereunder, or under any other Loan Document; third to interest accrued hereon to the date due; and the balance, if any, to principal.

   16. Waiver of Defenses.
       ------------------

     a) Borrower and every endorser of this Note (other than a person transferring this Note by endorsement) by becoming such endorser hereby (i) waives, except at otherwise provided herein, (to the fullest extent allowed by law) all requirements of diligence in collection, presentment, notice of non-payment, protest, notice of protest, suit and all other conditions precedent in connection with the collection and enforcement of this Note or the realization of any security for this Note or any guaranty of the Indebtedness, (ii) waives any right to the benefit of, or to direct the application of any security for this Note until all the obligations of the Borrower represented hereby have been paid in full, (iii) waives the right to require the Holder to proceed against any other person or to pursue any other remedy before proceeding against him, and (iv) agrees that, if consented to by Borrower, no renewal or extension of this Note, including a renewal or extension in which this Note is surrendered, nor change in the rate of interest payable hereon, nor release, surrender or substitution of security for, or guaranties of, this note or the Indebtedness, nor modification or waiver of the terms hereof or of any instrument referred to herein or any other agreement now or hereafter directly relating to this Note or the Indebtedness; no delay in the enforcement of payment of this Note or any security for, or guaranty of, this Note or the Indebtedness and; whether or not consented to by Borrower, no delay or omission in exercising any right of power under this note or any security for, or guaranty of, this Note or the Indebtedness shall affect Borrower's or such endorser's liability.




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     b)   No delay or omission on the part of the Holder in exercising any right, privilege or remedy shall impair such right, privilege or remedy or be construed as a waiver thereof or of any other right, privilege or remedy. No waiver of any right, privilege or remedy or any amendment or modification to or extension or renewal of this Note shall be effective unless made in writing and signed by the Holder. Under no circumstances shall an effective waiver of any right, privilege or remedy on any one occasion constitute or be construed as a bar to the exercise of or a waiver of such right, privilege or remedy on any future occasion. The acceptance by the Holder of any payment after any default hereunder shall not operate to extend the time of payment of any amount then remaining unpaid hereunder or constitute a waiver of any rights of the Holder under this Note.

     c) All rights and remedies of the Holder, whether granted herein or otherwise, shall be cumulative and may be exercised singularly or concurrently, and the Holder shall have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code of New Hampshire. The Holder shall have no duty as to the collection or protection of the Collateral or of any income thereon, or as the preservation of any rights pertaining thereto beyond the safe custody thereof. Surrender of this Note, upon payment or otherwise, shall not affect the right of the Holder to retain the Collateral as security for the payment and performance of any other liability of the undersigned to the Holder.


     17. Miscellaneous.
         --------------

     a) In the event any payment of principal or interest received upon this Note and paid by the undersigned, or endorser, shall be deemed by final order of a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under the bankruptcy or insolvency laws of the United States, or otherwise; then in such event, to the extent thereof, the obligation of the undersigned, or endorser shall, jointly and severally, survive as an obligation due hereunder and shall not be discharged or satisfied by said payment or payments, or by the return (by the payee or holder hereof) to said parties of such payment or payments, or of this Note or any endorsement or the like.

     b) Except as otherwise provided herein, notices to be given hereunder shall be made in the manner and with the effect provided in the Mortgage and Security Agreement of even date.


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     c)   This Note shall be governed by and interpreted in accordance with the laws of the State of New Hampshire.

     d) No part of this Note may be changed orally but only by an agreement in writing signed by the party against whom enforcement of any change, waiver, modification or discharge is sought.

     e)   Paragraph captions are not a party hereof.

     f) The invalidity of any of the provisions of this Note, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

     Executed under seal on the day and year first above written.

WITNESSED BY:                                 Stocker & Yale, Inc.

/s/
    -------------------------
                                              By /s/ Susan Hojer Sundell
                                                 ---------------------------
                                                 Susan Hojer Sundell
                                                 Vice President, Finance



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